Exhibit 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF THAT JURISDICTION.

RECOMMENDED AND FINAL* CASH AND SHARE ACQUISITION

for

i3 Energy plc ("i3 Energy")
by

Gran Tierra Energy Inc. ("Gran Tierra")

to be implemented by way of a scheme of arrangement
under Part 26 of the Companies Act 2006

29 August 2024

Publication of Scheme Document and Notices of Meetings

On 19 August 2024, the boards of directors of i3 Energy and Gran Tierra announced that they had agreed the terms of a recommended and final* cash and share acquisition of the entire issued, and to be issued, share capital of i3 Energy (the "Acquisition").

The Acquisition is to be implemented by means of a Court-sanctioned scheme of arrangement between i3 Energy and Gran Tierra under Part 26 of the Companies Act 2006 (the "Scheme") and is subject to the terms and conditions set out in the scheme document relating to the Acquisition (the “Scheme Document”).

Publication and posting of the Scheme Document

i3 Energy and Gran Tierra are pleased to announce that the Scheme Document, together with, among other things, the associated Forms of Proxy, Canadian Forms of Proxy, Form of Election and Letter of Transmittal are today being sent, or made available to i3 Energy Shareholders and, for information only, to persons with information rights and participants in the i3 Energy Share Plans.

The Scheme Document contains, among other things, a letter from the Chairman of i3 Energy, the full terms and conditions of the Scheme, an explanatory statement pursuant to section 897 of the Companies Act 2006, the full terms and conditions of the Scheme and the Acquisition, an expected timetable of principal events, notices of the Court Meeting and General Meeting and details of the actions to be taken by i3 Energy Shareholders.

A copy of the Scheme Document will be made available, subject to certain restrictions relating to persons resident in Restricted Jurisdictions, on i3 Energy's website at https://i3.energy/grantierra-offer-terms/ and Gran Tierra's website at https://www.grantierra.com/investor-relations/recommended-acquisition/ by no later than 12 noon on 30 August 2024.

Unless otherwise defined, all capitalised terms in this announcement have the meaning given to them in the Scheme Document. All references to times are to London, UK, times unless otherwise stated.

Action required

As further detailed in the Scheme Document, in order to become Effective, amongst other things, the Scheme will require: (i) the approval of a majority in number of the Scheme Shareholders present and voting (in person or by proxy) at the Court Meeting representing not less than 75 per cent. in value of the relevant Scheme Shares voted; (ii) the passing of the Resolution at the General Meeting; and (iii) the subsequent sanction of the Scheme by the Court.  The Scheme is also subject to the satisfaction or waiver of the Conditions and further terms that are set out in the Scheme Document.

Notices convening the Court Meeting and General Meeting, both of which will be held at the offices of APCO, Floor 5, 40 Strand, London, WC2N 5RW on 7 October 2024, are set out in Part 13 (Notice of Court Meeting) and Part 14 (Notice of i3 Energy General Meeting) of the Scheme Document. The Court Meeting will commence at 1.00pm, and the General Meeting at 1.15pm (or, if later, as soon as the Court Meeting has concluded or been adjourned).

Any changes to the arrangements for the Court Meeting and the General Meeting will be communicated to Scheme Shareholders before the i3 Energy Meetings, including through i3 Energy's website at https://i3.energy/ and by announcement through a Regulatory Information Service.

Scheme Shareholders and i3 Energy Shareholders are encouraged to submit proxy appointments and instructions for the Court Meeting and the General Meeting as soon as possible using any of the methods set out in the Scheme Document.  Scheme Shareholders and i3 Energy Shareholders are also encouraged to appoint the Chair of the relevant Meeting as their proxy.

It is important that, for the Court Meeting in particular, as many votes as possible are cast so that the Court may be satisfied that there is a fair representation of the opinion of Scheme Shareholders. Scheme Shareholders are therefore strongly urged to complete, sign and return your Forms of Proxy or Canadian Forms of Proxy by post (or transmit a proxy appointment and voting instruction online via https://www.signalshares.com,through the CREST electronic proxy appointment service or as otherwise set out in the Scheme Document) as soon as possible.

Recommendation

The i3 Energy Directors, who have been so advised by Zeus Capital as to the financial terms of the Acquisition, consider the terms of the Acquisition to be fair and reasonable. In providing its advice to the i3 Energy Directors, Zeus Capital has taken into account the commercial assessments of the i3 Energy Directors. In addition, the i3 Energy Directors consider the terms of the Acquisition to be in the best interests of the i3 Energy Shareholders as a whole. Zeus Capital is providing independent financial advice to the i3 Energy Directors for the purposes of Rule 3 of the Takeover Code.

Accordingly, the i3 Energy Directors recommend unanimously that the i3 Energy Shareholders vote in favour of the Scheme at the Court Meeting and the resolution to be proposed at the i3 Energy General Meeting as those i3 Energy Directors who hold i3 Energy Shares have irrevocably undertaken to do in respect of their own beneficial holdings of in aggregate 32,139,532 i3 Energy Shares, representing approximately 2.7 per cent. of the existing issued ordinary share capital of i3 Energy on the Last Practicable Date (excluding any i3 Energy Shares held in treasury).

Information for i3 Energy Shareholders

If you have any questions about this announcement, the Scheme Document, the Court Meeting or the i3 Energy General Meeting or how to complete the Forms of Proxy or to appoint a proxy electronically, through the CREST electronic proxy appointment service or as otherwise set out in the Scheme Document, please call the i3 Energy Shareholder Helpline administered by i3 Energy’s registrar, Link Group, on +44 (0)371 664 0321 (please use the country code when calling from outside the UK). Calls to this number are charged at the standard geographic rate and will vary by provider. Calls from outside the UK will be charged at the applicable international rate. The helpline is open between 9.00 a.m. and 5.30 p.m., Monday to Friday, excluding public holidays in England and Wales.

If you are a Registered Canadian i3 Energy Shareholder and you have any queries relating to the Scheme Document or the completion and return of the Canadian Forms of Proxy or other forms accompanying the Scheme Document, please call Odyssey at 1-587-885-0960. Odyssey can be reached from 8:00am MST to 5:00pm MST, Monday to Friday, excluding holidays in Alberta.

Please note that Link Group and Odyssey cannot provide any financial, legal or tax advice nor provide any advice on the merits of the Scheme and calls may be recorded and monitored for security and training purposes.

Timetable

The Scheme Document contains a current expected timetable of principal events relating to the Scheme, which is also set out in the Appendix to this announcement.

Subject to obtaining the approval of Scheme Shareholders at the Court Meeting and i3 Energy Shareholders at the General Meeting, the sanction of the Court and the satisfaction (or, where applicable, waiver) of the other Conditions, the Scheme is expected to become Effective during the fourth quarter of 2024.  The Scheme will become Effective upon a copy of the Court Order being delivered to the Registrar of Companies for registration.

It is intended that following the Scheme becoming Effective, the London Stock Exchange will be requested to cancel trading of i3 Energy Shares on AIM and the i3 Energy Shares will be delisted from the TSX. Such cancellation and delisting is expected to take effect shortly following the Scheme becoming Effective. It is expected that around this time i3 Energy will become a private limited company.

APPENDIX

Expected timetable of principal events

Event	Time/Date[i]
Publication of the Scheme Document	29 August 2024

Beneficial Ownership Determination Date	27 August 2024

Latest time for lodging Forms of Proxy and Canadian Forms of Proxy for use at the Court Meeting (BLUE Form of Proxy and YELLOW Canadian Form of Proxy)	1.00 p.m. on 3 October 2024ii

Latest time for lodging Forms of Proxy and Canadian Forms of Proxy for use at the i3 Energy General Meeting (WHITE Form of Proxy and PINK Canadian Forms of Proxy)	1.15 p.m. on 3 October 2024iii

Voting Record Time	6.30 p.m. on 3 October 2024iv

Court Meeting[v]	1.00 p.m. on 7 October 2024

i3 Energy General Meeting	1.15 p.m. on 7 October 2024vi

Court Hearing to seek sanction of the Scheme	A date (“D”) which is as soon as reasonably practicable following the satisfaction or (if applicable) waiver of Conditions 2(a) and (b), 3 (a) to (d) inclusive, and 3(e)(i) and (iii) of Part A of Part 3 of the Scheme Document.vii

Event	Time/Date[i]
Last day of dealings in, and for registration of transfers of, and disablement in CREST of i3 Energy Shares	D + 1 Business Day

Election Return Time (last day for receipt of GREEN Forms of Election and Letters of Transmittal or, for uncertificated i3 Energy Shareholders, Electronic Elections) in respect of the Mix and Match Facility	No earlier than 1.00 p.m. on the date seven calendar days prior to the date of the Court Hearing to sanction the Schemeviii

Suspension of trading, and dealings, in i3 Energy Shares	6.00 p.m. on D + 1 Business Day

Scheme Record Time	6.00 p.m. on D + 1 Business Day

Effective Dateix	D + 2 Business Days

Announcement concerning the extent to which elections under the Mix and Match Facility will be satisfied	Effective Date + 1 Business Day

New Gran Tierra Shares issued to i3 Energy Shareholders	by no later than 8.00 a.m. on Effective Date + 1 Business Day

Admission and commencement of dealings in New Gran Tierra Shares on the London Stock Exchange	by 8.00 a.m. on Effective Date plus 1 Business Day

Admission and commencement of dealings in New Gran Tierra Shares on the NYSE American	9.00 a.m. (New York Time) on Effective Date + 1 Business Day

Admission and commencement of dealings in New Gran Tierra Shares on the TSX	within 3 Business Days of the Effective Date

Cancellation of the admission to trading of i3 Energy Shares on AIM and the TSX	on or around 3 Business Days following the Effective Date

Event	Time/Date[i]
Accounts of uncertificated i3 Energy Shareholders to be credited with New Gran Tierra Shares	on or soon after 8.00 am on the day of Admission but not later than 14 days after the Effective Date

Despatch of share certificates or DRS advices for, New Gran Tierra Shares (as applicable)	within 14 days of the Effective Date

Latest date for accounts of uncertificated i3 Energy Shareholders to be credited with, and for despatch of cheques to certificated i3 Energy Shareholders in respect of, any cash consideration due under the Scheme (in both cases, including any cash due in relation to the sale of fractional entitlements)	within 14 days of the Effective Date

Long Stop Date	28 February 2025[x]

Notes:

i The dates and times given are indicative only and are based on current expectations and are subject to change and will depend, amongst other things, on the date on which the regulatory (and other) Conditions to the Scheme are satisfied or, if capable of waiver, waived and on the date on which the Court sanctions the Scheme, as well as the date on which the Court Order sanctioning the Scheme is delivered to the Registrar of Companies. References to times are to London, United Kingdom time unless otherwise stated. If any of the times and/or dates above change, the revised times and/or dates will be notified to i3 Energy Shareholders by announcement through a Regulatory Information Service.

ii It is requested that BLUE Forms of Proxy for the Court Meeting be lodged by no later than 1.00 p.m. on 3 October 2024 or, if the Court Meeting is adjourned, by no later than 48 hours prior to the time fixed for any adjourned Court Meeting (excluding any part of such 48-hour period falling on a non-working day). BLUE Forms of Proxy not so lodged can be handed to the Chairman of the Court Meeting (or a representative of Link at the Court Meeting on behalf of the chairman) any time prior to the commencement of the Court Meeting or any adjournment thereof.

iii In order to be valid, WHITE Forms of Proxy for the i3 Energy General Meeting must be received by Link by no later than 1.15 p.m. on 3 October 2024 or, if the i3 Energy General Meeting is adjourned, 48 hours prior to the time appointed for the i3 Energy General Meeting (excluding any part of such 48-hour period falling on a non-working day). WHITE Forms of Proxy not returned by such time will be invalid.

iii If either the Court Meeting or the i3 Energy General Meeting is adjourned, the Voting Record Time for the relevant adjourned Meeting will be 6.30 p.m. on the day which is two Business Days prior to the date of the adjourned meeting.

iv If either the Court Meeting or the i3 Energy General Meeting is adjourned, the Voting Record Time for the relevant adjourned Meeting will be 6.30 p.m. on the day which is two Business Days prior to the date of the adjourned meeting.

v The Court Meeting and the i3 Energy General Meeting will each be held at the offices of APCO, Floor 5, 40 Strand, London, WC2N 5RW.

vi To commence at 1.15 p.m. or, if later, as soon thereafter as the Court Meeting shall have concluded or been adjourned.

vii An announcement will be made via RNS as soon as reasonably practicable.

viii The Election Return Time will be announced by i3 Energy and/or Gran Tierra at the same time as the announcement of the date of the Court Hearing, via a Regulatory Information Service, as soon as reasonably practicable once the date of the Court Hearing has been established.

ix The Scheme shall become Effective as soon as a copy of the Court Order has been delivered to the Registrar of Companies. This is expected to occur following the suspension of trading in i3 Energy Shares and the Scheme Record Time. The events which are stated as occurring on subsequent dates are conditional on the Effective Date and operate by reference to this date.

x This is the latest date by which the Scheme may become Effective. However, the Long Stop Date may be extended to such later date as i3 Energy and Gran Tierra may agree and the Panel and (if required) the Court may allow.

Enquiries:

Ashurst LLP is acting as UK legal adviser, Stikeman Elliott LLP is acting as Canadian legal adviser and Gibson, Dunn & Crutcher LLP is acting as US legal adviser to Gran Tierra in connection with the Acquisition. Burness Paull LLP is acting as UK legal adviser and Norton Rose Fulbright Canada LLP is acting as Canadian legal adviser to i3 Energy in connection with the Acquisition.

Gran Tierra	+1 (403) 265 3221

Gary Guidry

Ryan Ellson

i3 Energy	c/o Camarco

Majid Shafiq (CEO)	Tel: +44 (0) 203 757 4980

Stifel Nicolaus Europe Limited (Joint Financial Adviser to Gran Tierra)	+44 (0) 20 7710 7600

Callum Stewart

Simon Mensley

Eight Capital (Joint Financial Adviser to Gran Tierra)	+1 (587) 893 6835

Tony P. Loria

Matthew Halasz

Zeus Capital Limited (Rule 3 Financial Adviser, Nomad and Joint Broker to i3 Energy)	+44 (0) 203 829 5000

James Joyce, Darshan Patel, Isaac Hooper

Tudor, Pickering, Holt & Co. Securities – Canada, ULC (Financial Adviser to i3 Energy)	+1 403 705 7830

Brendan Lines

National Bank Financial Inc. (Financial Adviser to i3 Energy)	+1 403 410 7749

Tarek Brahim

Arun Chandrasekaran

Camarco	+44 (0) 203 757 4980

Andrew Turner

Violet Wilson

Sam Morris

No increase statement

The financial terms of the Acquisition will not be increased save that Gran Tierra reserves the right to revise the financial terms of the Acquisition in the event: (i) a third party, other than Gran Tierra, announces a firm intention to make an offer for i3 Energy on more favourable terms than Gran Tierra’s Acquisition; or (ii) the Panel otherwise provides its consent.

Notices relating to financial advisers

Zeus Capital Limited ("Zeus"), which is authorised and regulated by the FCA in the United Kingdom, is acting exclusively for i3 Energy as financial adviser, nominated adviser and joint broker and no one else in connection with the matters referred to in this announcement and will not be responsible to anyone other than i3 Energy for providing the protections afforded to clients of Zeus, or for providing advice in relation to matters referred to in this announcement. Neither Zeus nor any of its affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Zeus in connection with the matters referred to in this announcement, any statement contained herein or otherwise.

Additional Information

This announcement is for information purposes only. It is not intended to, and does not, constitute or form part of any offer, offer to acquire, invitation or the solicitation of an offer to purchase, or an offer to acquire, subscribe for, sell or otherwise dispose of, any securities in any jurisdiction, pursuant to this announcement or otherwise.

This announcement has been prepared in accordance with the laws of England and Wales, the Code, the AIM Rules for Companies and the Disclosure Guidance and Transparency Rules and the information disclosed may not be the same as that which would have been prepared in accordance with the laws of jurisdictions outside England and Wales.

This announcement does not constitute a prospectus or prospectus exempted document.

Overseas Shareholders

The availability of the Acquisition to i3 Energy Shareholders who are not resident in the United Kingdom may be affected by the laws of the relevant jurisdictions in which they are resident. Any person outside the United Kingdom or who are subject to the laws and/regulations of another jurisdiction should inform themselves of, and should observe, any applicable legal and/or regulatory requirements. Any failure to comply with the restrictions may constitute a violation of the securities laws of any such jurisdiction.

The release, publication or distribution of this announcement in or into or from jurisdictions other than the United Kingdom may be restricted by law and therefore any persons who are subject to the laws of any jurisdiction other than the United Kingdom should inform themselves about, and observe, such restrictions. Any failure to comply with the applicable restrictions may constitute a violation of the securities laws of such jurisdiction. To the fullest extent permitted by applicable law, the companies and persons involved in the Acquisition disclaim any responsibility or liability for the violation of such restrictions by any person.

Unless otherwise determined by Gran Tierra or required by the Code and permitted by applicable law and regulation, the Acquisition will not be made available, directly or indirectly, in, into or from a Restricted Jurisdiction where to do so would violate the laws in that jurisdiction and no person may vote in favour of the Acquisition by any such use, means, instrumentality or form (including, without limitation, facsimile, email or other electronic transmission, telex or telephone) within any Restricted Jurisdiction or any other jurisdiction if to do so would constitute a violation of the laws of that jurisdiction. Accordingly, copies of this announcement and all documents relating to the Acquisition are not being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in, into or from a Restricted Jurisdiction where to do so would violate the laws in that jurisdiction, and persons receiving this document and all documents relating to the Acquisition (including custodians, nominees and trustees) must observe these restrictions and must not mail or otherwise distribute or send them in, into or from such jurisdictions where to do so would violate the laws in that jurisdiction. Doing so may render invalid any purported vote in respect of the Acquisition.

Responsibility

The person responsible for arranging the release of this announcement on behalf of i3 Energy is Majid Shafiq, Chief Executive Officer.

Dealing and Opening Position Disclosure Requirements

Under Rule 8.3(a) of the Takeover Code, any person who is interested in one per cent. or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the Offer Period and, if later, following the announcement in which any securities exchange offeror is first identified.

An Opening Position Disclosure must contain details of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 p.m. (London time) on the 10th Business Day following the commencement of the Offer Period and, if appropriate, by no later than 3.30 p.m. (London time) on the 10th Business Day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the Takeover Code, any person who is, or becomes, interested in one per cent. or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s), save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 p.m. (London time) on the Business Day following the date of the relevant dealing. If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.

Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4). Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Panel's website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the Offer Period commenced and when any offeror was first identified. You should contact the Panel's Market Surveillance Unit on +44 20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.

Publication on website and availability of hard copies

In accordance with Rule 26.1 of the Code, a copy of this announcement is and will be available free of charge, subject to certain restrictions relating to persons resident in Restricted Jurisdictions, for inspection on i3 Energy 's website  https://i3.energy/grantierra-offer-terms/ by no later than 12 noon (London time) on the Business Day following this announcement. For the avoidance of doubt, the contents of the website referred to in this announcement are not incorporated into and do not form part of this announcement.

Notes to Editors:

i3 Energy plc is an oil and gas Company with a low cost, diversified, growing production base in Canada's most prolific hydrocarbon region, the Western Canadian Sedimentary Basin and appraisal assets in the North Sea with significant upside.

The Company is well positioned to deliver future growth through the optimisation of its existing asset base and the acquisition of long life, low decline conventional production assets.

i3 is dedicated to responsible corporate practices and the environment, and places high value on adhering to strong Environmental, Social and Governance ("ESG") practices.  i3 is proud of its performance to date as a responsible steward of the environment, people, and capital management.  The Company is committed to maintaining an ESG strategy, which has broader implications to long-term value creation, as these benefits extend beyond regulatory requirements.

i3 Energy plc is listed on the AIM market of the London Stock Exchange under the symbol I3E and on the Toronto Stock Exchange under the symbol ITE. For further information on i3 please visit https://i3.energy

Forward Looking Statements

This announcement (including information incorporated by reference into this announcement), oral statements regarding the Acquisition and other information published by Gran Tierra and i3 Energy contain certain forward looking statements with respect to the financial condition, strategies, objectives, results of operations and businesses of Gran Tierra and i3 Energy and their respective groups and certain plans and objectives with respect to the Combined Group. These forward looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of Gran Tierra and i3 Energy about future events, and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward looking statements. The forward looking statements contained in this announcement include, without limitation, statements relating to the expected effects of the Acquisition on Gran Tierra and i3 Energy, the expected timing method of completion, and scope of the Acquisition, the expected actions of Gran Tierra upon completion of the Acquisition, Gran Tierra's ability to recognise the anticipated benefits from the Acquisition, expectations regarding the business and operations of the Combined Group, and other statements other than historical facts. Forward looking statements often use words such as "anticipate", "target", "expect", "estimate", "intend", "plan", "strategy", "focus", "envision", "goal", "believe", "hope", "aims", "continue", "will", "may", "should", "would", "could", or other words of similar meaning. These statements are based on assumptions and assessments made by Gran Tierra, and/or i3 Energy in light of their experience and their perception of historical trends, current conditions, future developments and other factors they believe appropriate. By their nature, forward looking statements involve risk and uncertainty, because they relate to events and depend on circumstances that will occur in the future and the factors described in the context of such forward looking statements in this announcement could cause actual results and developments to differ materially from those expressed in or implied by such forward looking statements. Although it is believed that the expectations reflected in such forward looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and readers are therefore cautioned not to place undue reliance on these forward looking statements. Actual results may vary from the forward looking statements.

There are several factors which could cause actual results to differ materially from those expressed or implied in forward looking statements. Among the factors that could cause actual results to differ materially from those described in the forward looking statements are changes in the global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax rates and future business acquisitions or dispositions.

Each forward looking statement speaks only as at the date of this announcement. Neither Gran Tierra nor i3 Energy, nor their respective groups assumes any obligation to update or correct the information contained in this announcement (whether as a result of new information, future events or otherwise), except as required by applicable law or by the rules of any competent regulatory authority.